EXHIBIT 4.1

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

                                INCORPORATED UNDER THE LAWS OF THE STATE OF  WASHINGTON

        NUMBER                                                                                   SHARES

         C
                                                         GLADSTONE RESOURCES, INC.

                                              6,000,000 NONASSESSABLE SHARES AUTHORIZED NO PAR

                                                                                               CUSIP 376658 10 0



This Certifies that





is the owner of


                            SHARES, OF THE CAPITAL STOCK  OF

                                                           Gladstone Resources, Inc.

transferable on the books of the corporation by the holder hereof, in person or by Attorney upon surrender of this Certificate properly endorsed.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of
________________ A.D. 19_____.


COUNTERSIGNED:      TranSecurities International, Inc.
                    2510 N. Pines Ste. 202                         President
                    Spokane, WA  99206
                                                             ---------------------------

---------------------------------                                Secretary
     Authorized Signature
TRANSFER AGENT                                                ---------------------------


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EXPLANATION OF ABBREVIATIONS

     The following abbreviations, when used in the form of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.


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

Phrase                                                               Phrase
Abbreviation        Equivalent                                       Abbreviation      Equivalent
------------        ----------                                        ----------      ------------
JT TEN              As joint tenants, with right of survivorship      TEN BY ENT      As tenants by the entireties
                    and not as tenants in common
TEN IN COM          As tenants in common                              UNIF GIFT MIN ACT    Uniform Gifts to Minors Act


Word                                    Word                                Word
Abbreviation        Equivalent          Abbreviation   Equivalent          Abbreviation   Equivalent
------------        ----------         ------------   ----------            ------------   ----------
ADM                 Administrator(s)     EST           Estate, Of estate of          PARParagraph
                    Administratrix       EX            Executor(s), Executrix        PL
Public Law
AGMT      Agreement           FBO       For the benefit of       TR        (As)
trustee(s), for, of
ART       Article                  FDN       Foundation               U
Under
CH        Chapter                  GDN       Guardian(s)              UA
Under agreement
CUST      Custodian for            GDNSHP         Guardianship             UW
Under will of, Of will of,
DEC       Declaration              MIN       Minor(s)                      Under
last will & testament
DTD       Dated


--------------------------------------------------------------------------------
----------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the shares of the common capital stock represented by the within certificate as follows:



--------------------------------------------------------------------------------
---------- (              ) SHARES
          Indicate the number of shares

TO -----------------------------------------------------------------------------
----------------------------------
          (Full name and address of assignee should be typewritten or printed legibly)

--------------------------------------------------------------------------------
----------------------------------
S.S. or other I.D. Number                 Street                            City
State        Zip Code

--------------------------------------------------------------------------------
---------- (              ) SHARES
          Indicate the number of shares

TO -----------------------------------------------------------------------------
----------------------------------
          (Full name and address of assignee should be typewritten or printed legibly)

--------------------------------------------------------------------------------
----------------------------------
S.S. or other I.D. Number                 Street                            City
State        Zip Code

and hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
----------------------- as attorney
to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises

Dated --------------------------------  (Sign Here) ----------------------------
------------------------------
                                      (Signature must correspond with name on
page of certificate)

                              (Sign Here) --------------------------------------
--------------------
                                      (Signature must correspond with name on
page of certificate)

IMPORTANT NOTICE:  When you sign your name to this Assignment
Form without filling in the name of your "Assignee" or "Attorney," this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (1) fill in the name of the new owner SIGNATURE(S) MUST BE GUARANTEED to the "Assignee" blank, or (2) IF YOU ARE SENDING THE SIGNED CERTIFICATE TO YOUR BANK OR BROKER, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use insured mail for stock certificates.





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